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                       CONTRIBUTION AND SECURITY AGREEMENT

         THIS CONTRIBUTION AND SECURITY AGREEMENT ("AGREEMENT") is made and entered into effective as of May 15, 1998, by and among LSC, Incorporated, a Minnesota corporation ("LSC"), Doug Phil ("PHIL"), Paul G. Miller ("Miller"), Richard W. Perkins ("RWP"), Richard W. Perkins Revocable Trust (individually, the "TRUST" and collectively with RWP, "PERKINS") and Edward E. Strickland ("STRICKLAND") (Phil, Miller, Perkins and Strickland, individually, a "CO-OBLIGEE" and collectively, the "CO-OBLIGEES").

         A. LSC, Miller, RWP, Trust and Strickland have executed in favor of Bank Windsor (the "LENDER") that certain Commercial/Agricultural Revolving or Draw Note - Variable Rate, dated February 1, 1998 (the "NOTE"), a copy of which is attached hereto as EXHIBIT A.

         B. LSC may make draws under the Note up to a maximum amount of Five Hundred Thousand Dollars ($500,000) (the "LOAN").

         C. Each of the Co-Obligees has promised to repay the Loan in full.

         D. The Co-Obligees desire to enter into this Agreement to allocate the benefits of the Loan among themselves and to provide a fair and equitable arrangement to make contributions in the event that any of the Co-Obligees is required to make any payments to the Lender under the Note.

         E. In consideration of the Co-Obligees' promise to repay the Loan, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, LSC desires to grant each of the Co-Obligees (1) a security interest in certain assets of LSC and (2) a warrant to purchase shares of LSC's common stock, par value $.01 per share (the "COMMON STOCK").

         ACCORDINGLY, the parties hereby agree as follows:

1. REPAYMENT OF NOTE. If any of the Co-Obligees makes any payment under the Note on behalf of LSC to the Lender, LSC shall within thirty (30) days of written demand repay such Co-Obligee the amounts paid by such Co-Obligee.

2. CONTRIBUTION. In order to provide for just and equitable contribution among the Co-Obligees in the event any payment or distribution is made by a Co-Obligee (a "FUNDING CO-OBLIGEE") under the Note, that Funding Co-Obligee shall be entitled to a contribution from the other Co-Obligees (including any such Co-Obligee which itself is a Funding Co-Obligee) for all payments, damages and expenses incurred by that Funding Co-Obligee in discharging (a) LSC's obligations with respect to the Note or (b) any other Funding Co-Obligee's obligations with respect to the Note, in an amount equal to twenty-five percent (25%) of the amount of the payment or distribution made by such Funding Co-Obligee. Any amount payable as contribution under this Agreement shall be determined as of the date on which the related payment or distribution is made by a Funding Co-Obligee. The parties agree that Perkins shall be treated as one Co-Obligee, with RWP and the Trust jointly and severally liable for the contribution of Perkins to any Funding Co-Obligee.


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3.       ALLOCATION. In the event there exists at any time more than one Funding
         Co-Obligee with respect to the Note, the payment from the other Co-Obligees pursuant to this Agreement shall be allocated among such Funding Co-Obligees in proportion to the total amount of money paid for or on account of the Company by each such Funding Co-Obligee.

4.       SECURITY INTEREST.

         4.1. "SOFTWARE" means LSC's SAM-FS storage management software program, including all properties and rights with respect thereto, both tangible and intangible, whether presently owned or existing or hereafter acquired or arising or in which LSC now has or at any time in the future obtains an interest and wheresoever located, including, without limiting the generality of the foregoing, the source code, object code and documentation relating to the such software and all intellectual property rights relating thereto, including without limitation, all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, mask works, service marks, know-how, trade secrets, proprietary processes and technology; all the proceeds or products of any of the foregoing and the proceeds of any such asset; and all right, title and interest of LSC in or to all instruments and documents covering or relating thereto or relating thereto.

         4.2. GRANT OF SECURITY INTEREST. To secure the obligation of LSC to repay each Co-Obligee all amounts that any Co-Obligee pays under the Note on behalf of LSC, LSC hereby grants to the Co-Obligees a continuing security interest, and lien upon all of LSC's right, title and interest in and to the Software, including all properties and rights with respect thereto, both tangible and intangible, whether presently owned or existing or hereafter acquired or arising or in which LSC now has or at any time in the future obtains an interest and wheresoever located

         4.3. DEFAULT. If LSC breaches it obligations under Section 1 of this Agreement and such breach shall not have been cured within thirty (30) days of notice from a Co-Obligee, or a case may be commenced by or against LSC under Title 11 of the United States Code, unless and only except to the extent prevented by law, the Co-Obligees may, at their option and without demand or notice, in addition to the rights and remedies granted hereby or under any instruments evidencing or relating to any of the Co-Obligees, exercise all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law. If a disposition of the Software by the Co-Obligees occurs, the proceeds of such disposition shall be applied as set forth in Minn. Stat. ss. 336.9-504.

5. WARRANT. LSC shall grant to each of the Co-Obligees a warrant, in the form attached hereto as EXHIBIT B (a "Warrant"), to purchase 17,500 shares of Common Stock, exercisable for a period of five years. Each Warrant issued shall have an exercise price equal to 80% of the per unit price of securities sold by LSC in its next round of equity financing that raises gross proceeds of at least $1,000,000.


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6.       MISCELLANEOUS.

         6.1. TERMINATION. This Agreement, as it may be modified or amended from time to time, shall remain in effect, and shall not be terminated until the Note has been discharged or otherwise satisfied in accordance with its terms.

         6.2. ASSIGNMENT; SUCCESSORS AND ASSIGNS. None of the parties shall assign or otherwise transfer its rights and obligations under this Agreement, except with the prior written consent of all of the other parties. This Agreement shall be binding upon each party hereto and their respective heirs and permitted successors and assigns and shall inure to the benefit of the parties hereto and their respective heirs and permitted successors and assigns.

         6.3. AMENDMENT. This Agreement may not be deemed or construed to be modified or amended, in whole or part, other than by written amendment signed by all of the parties hereto.

         6.4. SEVERABILITY. In the event that any term or provision of this Agreement is invalid or unenforceable, such term or provision shall be deemed stricken from this Agreement. The invalidity or unenforceability of any term or provision of this Agreement shall not invalidate this Agreement, and the remaining terms and provisions of this Agreement shall continue in full force and effect.

         6.5. WAIVER. No failure by any party to take any action or assert any right hereunder shall be deemed to be a waiver of any rights or remedies under this Agreement or at law.

         6.6. GOVERNING LAW. This Agreement, and any instrument or agreement required hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflicts of laws principles thereof.

         6.7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK.)


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         IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed as of the date first written above.

LSC INCORPORATED                          RICHARD W. PERKINS


By       /s/ J. B. (BRAD) BALOGH          /s/ RICHARD W. PERKINS
  -------------------------------------   --------------------------------------
                                          Richard W. Perkins, Individually
Its      PRESIDENT/CEO
   ------------------------------------

DOUG PHIL                                 RICHARD W. PERKINS REVOCABLE TRUST

/s/ DOUG PHIL                             By:      /s/ RICHARD W. PERKINS
---------------------------------------      -----------------------------------
Doug Phil, Individually                            Richard W. Perkins
                                          Its:     Trustee


PAUL G. MILLER                            EDWARD E. STRICKLAND

/s/ PAUL G. MILLER
---------------------------------------
Paul G. Miller, Individually              /s/ EDWARD E. STRICKLAND
                                          --------------------------------------
                                          Edward E. Strickland, Individually